Federated American Leaders Fund, Inc.

Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class K Shares
SUPPLEMENT TO PROSPECTUSES DATED MAY 31, 2008.

1.  Under the heading entitled, “Who Manages the Fund?” please delete the biographical information for Kevin R. McCloskey in its entirety and replace it with the following:

Walter C. Bean

Walter C. Bean, Chartered Financial Analyst, has been the Fund’s Portfolio Manager since August 2008. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Income and Value Equity Management Teams of the Fund’s Adviser. Mr. Bean joined Federated in 2000. His previous associations included various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean has 39 years of investment experience.

2.  On page 3 of the Class A Shares/Class B Shares/Class C Shares/Class F Shares prospectus please delete the fund name above the risk/return bar chart and replace it with the following:

Federated American Leaders Fund – Class A Shares

August 28, 2008

Cusip313914103
Cusip313914202
Cusip313914301
Cusip313914400
Cusip313914509

38978 (08-08)

Federated American Leaders Fund, Inc.

Class A Shares
Class B Shares
Class C Shares
Class F Shares
Class K Shares
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED MAY 31, 2008.
Under the heading entitled, “Portfolio Manager Information,” please delete the information for Kevin R. McCloskey in its entirety and replace it with the following:

Portfolio Manager Information

The following information about the Fund’s portfolio manager is provided as of June 30, 2008.

                     Additional Accounts Managed by Portfolio Manager
Types of Accounts Managed by Walter Bean	Total Number of Additional Accounts Managed / Total Assets*
Registered Investment Companies	3 Funds/$707.611 million
Other Pooled Investment Vehicles	1 Portfolio/$832.595 thousand
Other Accounts	3 Accounts/$2,447.769 million

* None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: none

Walter Bean is paid a fixed base salary and a variable annual incentive.  Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance.  The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated).  The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling 1, 3, and 5 calendar year pre-tax gross total return basis vs. the Fund's designated peer group of comparable accounts and vs. the Fund's benchmark (i.e., S&P 500/Citigroup Value Index).  Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one-year of performance history under a portfolio manager may be excluded.  In his role as head of the Equity Value team, Mr. Bean has oversight responsibility for other portfolios that he does not personally manage.  A portion of the IPP score is determined by the investment performance of these other portfolios vs. product specific benchmarks.  A portion of the bonus tied to the IPP score maybe adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results.  Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results.  Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

In addition, Walter Bean was awarded a grant of restricted Federated stock.  Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated's senior management.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”).  The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

August 28, 2008

Cusip313914103
Cusip313914202
Cusip313914301
Cusip313914400
Cusip313914509
38979 (08-08)